UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5721 SE Columbia Way, Suite 200

Vancouver, WA 98661

(360) 397-6250

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a).	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR RELATED AUDIT REPORT OR COMPLETED REVIEW

As previously disclosed, Northwest Pipe Company (the “Company”) has been conducting an evaluation of property and equipment depreciation expense; specifically, the assumptions used to systematically and rationally allocate equipment depreciation expense in prior years. The Company’s evaluation has focused primarily on the equipment depreciation assumptions used in the application of the units of production depreciation methodology (the “Units of Production Method”) and its estimates of salvage values. This evaluation culminated in a determination by the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) that there was a material error in the Company’s historical method of systematically and rationally allocating equipment depreciation. Principally, assumptions utilized in the adoption in 2006 of the Units of Production Method related to estimated future tons of production over the remaining useful lives of equipment were not properly re-evaluated subsequent to that time. The Company has now determined that, in order to appropriately apply the Units of Production Method, the Company should have re-evaluated and changed the accounting estimate of the assumptions underlying the Company’s application of the Units of Production Method as of January 1, 2009. The Company also intends to correct its historical estimates of salvage values. The Company intends to restate certain of its previously issued consolidated financial statements in order to correct the errors in its historical method of calculating depreciation.

Based on the foregoing, the Audit Committee concluded on December 19, 2011 that the Company’s audited consolidated financial statements and related consolidated financial information for the fiscal years ended December 31, 2010 and 2009, and the related reports of the Company’s independent registered public accounting firm thereon, and the unaudited condensed consolidated financial statements for each of the quarters in the years then ended and the quarters ended March 31, 2011 and June 30, 2011, should no longer be relied upon. Similarly, related press releases, reports and shareholder communications describing the Company’s financial statements for these periods should no longer be relied upon. The Company believes that the adjustments required to correct the errors will result in an increase in previously reported cost of sales, a reduction in property and equipment, net, and a material reduction in reported net income. Currently, the Company believes that the adjustments required will not affect the Company’s cash balances, the amounts invoiced to customers or cash receipts from customers.

While the Audit Committee has concluded that restatements of certain of the Company’s previously issued consolidated financial statements will be required as described above, the Audit Committee and the Company have not yet completed the analyses required to make a reliable quantitative estimate of the impacts of the accounting errors identified to date and the resultant required corrective adjustments to the Company’s previously issued consolidated financial statements. The internal accounting analyses are ongoing, and additional information could be discovered as part of the ongoing internal accounting analyses or in connection with the preparation of the restated consolidated financial statements that could result in the Company identifying additional accounting errors, requiring it to make additional adjustments, which could be material, to the Company’s previously issued consolidated financial statements.

The Company currently expects to present its restated consolidated financial statements and related consolidated financial information in its Annual Report on Form 10-K for the year ending December 31, 2011 (the “2011 Form 10-K”). The 2011 Form 10-K will include restated consolidated financial statements for the years ended December 31, 2010 and 2009, and will disclose the impact of the restatement on the quarterly financial data for each of the quarters in the year ended December 31, 2010 and the first two quarters of 2011. The Company also expects to file with the SEC its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 once the restatement process is completed. Such filings will be made as soon as reasonably practicable. The Company is aware that the occurrence of a restatement of previously issued financial statements to correct errors is a strong indicator that material weaknesses in internal controls over financial reporting exist. Accordingly, management is assessing the effectiveness of the Company’s internal control over financial reporting and its disclosure controls and procedures with regard to the restatement. Management will not reach a final conclusion on the effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures until completion of the restatement process.

The Audit Committee and the Company have discussed the matters described herein with the Company’s independent registered public accounting firm.

This report contains forward-looking statements made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by their use of words, such as “estimate,” “expect,” “intend,” “anticipate,” “plans,” “believe,” “seek” and other words and terms of similar meaning, in connection with any discussion of the Company’s financial statements, business, financial condition, results of operations or liquidity. Actual results may differ materially from these expectations due to various risks and uncertainties, including: the completion and results of the Company’s internal review and analyses of the Company’s historical accounting practices and previously issued consolidated financial statements, additional accounting or other issues identified in connection with the ongoing internal review and analyses, finalization of the restatements described above and the audit and review of such matters by the Company’s independent registered public accounting firm, negative reactions from the Company’s creditors or customers to the Company’s restatement of its financial statements, the scope and impact of the restatement of the Company’s financial statements, the existence of other errors that may require further adjustment of the Company’s financial statements, that the Company’s internal controls over financial reporting may be inadequate or have material weaknesses of which the Company is not currently aware, that the Company’s disclosure controls and procedures may not be effective, the impact and result of any litigation, investigation or other action by The Nasdaq Stock Market, the SEC, any other governmental agency or other parties related to the Company’s restatement of its financial statements. More detailed information about these risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on December 22, 2011.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ ROBIN GANTT
Robin Gantt,
Vice President and Chief Financial Officer